HC2 HOLDINGS, INC. Investor Presentation © HC2 Holdings, Inc. 2019 September 2019

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “guidance,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include, without limitation, our 2019 guidance for the Construction segment and statements regarding our expectations regarding building shareholder value and future cash flow and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. HC2 believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. HC2 has no obligation to update any of the guidance provided to conform to actual results or changes in HC2's expectations. All statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2 0 1 9 H C 2 H OLDINGS , I NC . 1

Safe Harbor Disclaimers Non-GAAP Financial Measures In this release, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA (excluding the Insurance segment) and Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income ("Pre-tax Insurance AOI") for our Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments' performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as net income (loss), excluding the Insurance segment, as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale and deconsolidation of subsidiary; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based payment expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Adjusted Operating Income Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non-U.S. GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pre-tax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with U.S. GAAP. Management recognizes that using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as these non-U.S. GAAP measures excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other- than-temporary impairment ("OTTI") losses recognized in operations; asset impairment; intercompany elimination; bargain purchase gains; reinsurance gains; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. © 2 0 1 9 H C 2 H OLDINGS , I NC . 2

Long-Term Strategic Vision Opportunistically acquire assets and companies to grow businesses, ultimately delivering and unlocking sustainable value © 2 0 1 9 H C 2 H OLDINGS , I NC . 3

Investment Highlights  Unique combination of operating entities in multiple industries Diverse Portfolio  Diversification provides counterbalance against challenges  Controlling stakes in leading, stable, cash flow generators Consistent Cash Flow such as Construction and Insurance Generation  Predicated on growing Adjusted EBITDA over long-term  Significant opportunities to create and unlock value within Unlocking Long-Term Broadcasting, Life Sciences and Energy Value  Monetizing assets with low investment, high reward Commitment to  Pursuing multiple paths to realize value at Global Marine Corporate De-leveraging  Proceeds would be used to reduce debt at HoldCo level Experienced and  Segment management teams empowered to execute on long-term strategy * Aligned Management  Deeply experienced management team at HoldCo level © 2 0 1 9 H C 2 H OLDINGS , I NC . 4

Unique Portfolio of Value-Generating Assets Broadcasting Construction Life Sciences Insurance Marine Services Energy © 2 0 1 9 H C 2 H OLDINGS , I NC . 5

Hybrid, Diversified Long-Term Strategy Driving Growth, Strong Cash Flow Unlocking Value Generation with Strategic Investments © 2 0 1 9 H C 2 H OLDINGS , I NC . 6

Building Value  Opportunistically acquire controlling equity stakes in diverse industries, creating value through growth in operating subsidiaries  Infuse resources and talent to support portfolio companies and their management teams to grow market value  Value operator with long-term outlook Create Sustainable Recognize Opportunities Leverage Experience Growth and Enhance Value  Execute on organic growth  Receive unique deal flow via  Act as partner to existing plans expansive network management teams  Identify opportunities to  Identify appropriate risk-  Establish specific operating create additional value adjusted opportunities objectives and growth plans through tuck-in acquisitions  Conduct rigorous due  Allow management flexibility  Keep watchful eye on cost diligence to execute on strategy structure  Acquire controlling equity  Provide financial expertise to  Ultimately deliver sustainable stake in business with goal of help teams further build their profitable growth and long- long-term value generation businesses term value © 2 0 1 9 H C 2 H OLDINGS , I NC . 7

Deeply Experienced Management Philip A. Falcone – Chairman of the Board, Chief Executive Officer and President  Chairman of the Board, Chief Executive Officer and President of HC2 since 2014  Founder, Chairman and Chief Executive Officer of HRG Group Inc. (2009 - 2014)  Founder, Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC  A.B. in Economics from Harvard University Michael J. Sena Joseph A. Ferraro Suzi Raftery Herbst Chief Financial Officer Chief Legal Officer & Chief Administrative Officer Corporate Secretary  Chief Accounting Officer of  General Counsel of Prospect  Over 17 years of diverse HR, HRG (NYSE: HRG) Administration LLC recruiting, equity and foreign  Various accounting and  Assistant Secretary of PSEC exchange sales experience financial reporting positions and Deputy Chief  SVP and Director of HR of with Reader’s Digest Compliance Officer of Harbinger Capital and HRG Association, Inc., last serving Prospect Capital  Head of Recruiting at Knight as Vice President and North Management, L.P. Capital Group American Controller  Graduated cum laude from  BA degree in  Director of Reporting and Princeton University; AB from Communications and Studio Business Processes for Barr The Woodrow Wilson School Art from Marist College Pharmaceuticals of Public and International  Certified Public Accountant Affairs and holds a BS in Accounting  JD with honors from The Law from Syracuse University School at The University of Chicago © 2 0 1 9 H C 2 H OLDINGS , I NC . 8

Construction – DBM Global
Diversified Industrial Entity

DBM GLOBAL

- DBM Global Inc. delivers world-class, sustainable projects to its clients
  - Offers one-source integrated steel construction services and ancillary professional services
  - Highly collaborative portfolio of companies provide better designs, efficient construction and superior asset management solutions
  - Premier specialty maintenance, repair and installation service provider for heavy maintenance and repair customers
  - Large backlog provides visibility into forward revenue stream



L.A. Rams / Chargers



Apple



Golden 1 CENTER

Sacramento Kings

Rising Revenue, Improving Adj. EBITDA



$502.6
$579.0
$716.4
$59.9
$51.6
$60.9
2016A
2017A
2018A
Adjusted EBITDA
Revenue

Select Customers:

TARGET, CATERPILLAR, KAISER PERMANENTE, WILSHIRE GRAND, VOLVO, IKEA, amazon, CITYCENTER LAS VEGAS, DOW, SFO, Banner Health, PHX, intel, Google, facebook, THE PALAZZO Las Vegas, SACRAMENTO KINGS, ARIZONA CARDINALS, GM

© 2019 HC2 Holdings, Inc.
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Construction: Consistent and Growing Cash Flows

DBM GLOBAL

Greater Recurring Revenue

- Acquisition of GrayWolf Industrial provides additional asset-light business model that requires minimal capital expenditure spend, translating to higher free cash flow conversion
- Expands DBM's offerings into servicing, maintenance and repair
- Provides greater recurring revenue, reduces cyclicality, offers cross-selling opportunities

Longer Term Initiatives

- Further integrate GrayWolf into DBM Global
- Build relationships and find additional cross-selling opportunities
- Retain strong pipeline and robust backlog
- Disciplined job selection – strong execution and profitability
- Focus on winning more small to mid-size projects
  - Enhance margins through improved capacity utilization and faster turn-around time

© 2019 HC2 Holdings, Inc.
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Continental Insurance – Compelling Value-Creation Opportunity

Capitalizing on Dislocation in the Long-Term Care Insurance Market

Overview

- Platform for run-off Long-Term Care ("LTC") books of business
- Acquired Humana's ~$2.4 billion LTC Insurance block (KMG) in 2018
  - Significantly grew the platform and leverages Continental's insurance operations in Austin, Texas
  - Opportunity to meaningfully increase investment portfolio yield
  - Validates and endorses HC2's insurance platform and strategy
- Receive recurring investment management fees based on portfolio size

CONTINENTAL LTC INC.

Long-Term Care Attributes

- Conducts extensive due diligence before selectively acquiring LTC portfolios
- Able to reprice in-force policies (subject to regulatory approval)
- 75,000 policies in-force as of June 30, 2019 – represents 1% of the approximately 7 million policies in-force in the US


LONG - TERM CARE

"Ring Fenced" Liabilities – No Parent Guarantees

© 2019 HC2 Holdings, Inc.
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Generating Additional Yield Through Insurance

Sizable and Growing Investment Portfolio

- Investment portfolio designed to contribute stable earnings and balance risk across diverse asset classes
- Invested in a variety of instruments, including fixed income, perpetual preferred stocks, asset-backed securities, loans and equities
- Significant opportunity for growth through additional block transactions
- **~94%** of fixed income portfolio invested in investment-grade securities

CONTINENTAL LTC INC.

Very Well Capitalized

	2Q19 (post-KMG)	2Q18 (pre-KMG)
Statutory Surplus	~$294 million	~$69 million
Total Adjusted Capital	~$331 million	~$85 million
Total GAAP Assets	~$5.5 billion	~$2.1 billion
Cash and Invested Assets	~$4.4 billion	~$1.5 billion

All metrics as of June 30, 2019

© 2019 HC2 Holdings, Inc.

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Energy: ANG
Betting on Long-Term CNG Growth

ANG®

- Designs, builds, owns, operates and maintains compressed natural gas (CNG) commercial fueling stations for transportation
- Building premier nationwide network of publically accessible heavy duty CNG fueling stations throughout U.S., designed and located to serve fleet customers
  - ~60 stations currently owned or operated nationwide
  - Potential to expand station footprint via organic and select M&A opportunities


ANG
AMERICAN NATURAL GAS

Why CNG? Key Facts

- American transportation sector, which consumes billions of gallons of fuel, is rapidly converting from foreign-dependent diesel fuel to clean-burning natural gas:
  - Substantially reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- Diesel/gasoline now fuel less than 45% of nation's municipal buses, down from 95% two decades ago *(Source: Bloomberg, July 8, 2019)*
- Natural gas now fuels 29% of nation's municipal buses, up from 4% two decades ago *(Source: Bloomberg, July 8, 2019)*
- Electric buses require significant upfront spend
- Given abundance of natural gas reserves in the United States, CNG is leading candidate to fuel American buses and trucks over mid-long term.

© 2019 HC2 Holdings, Inc.
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HC2 Broadcasting – Long-Term Growth Vehicle Broadcast Strategy Capitalize on dynamically changing media landscape Create alternative distribution platform to bring valuable content to over-the-air (OTA) viewers © 2 0 1 9 H C 2 H OLDINGS , I NC . 14

HC2 Broadcasting Growing Demand, Limited Licenses Available More U.S. OTA Households Limited TV Spectrum Available (in millions) U.S. OTA Households*  After the most recent auction of 20 Broadcast spectrum, available broadcast channels in a single DMA were reduced from 49 to 35 licenses. 15  Each license = 6 mHz of spectrum 10  In the digital world, that equates to 5-6 channels per license, which provides 5 ability to create 5-6 potential revenue streams per license. 0 2014 2016 2018  Platform could potentially have 2,000 channels available for content once we Households are fully built out. More OTA Households, Limited Licenses = More Valuable Stations * Nielsen Television Market Universe Estimates © 2 0 1 9 H C 2 H OLDINGS , I NC . 15

HC2 Broadcasting Multiple Paths to Growth Three-Prong Strategy for Revenue & Adjusted EBITDA Expansion 1. Lease capacity to third-party content providers, collect an ongoing fee - Believe platform can attract major content providers once it covers 75% of US population - OTA lease rates are on an upward trend from past levels 2. Azteca America – a leading Spanish-language network - Generate ongoing advertising revenue 3. Potential revenue-sharing agreements with major content providers Cost structure of the built-out platform will be mostly fixed NOT a content producer – strictly distribution © 2 0 1 9 H C 2 H OLDINGS , I NC . 16

HC2 Broadcasting Current Status and Near-Term Priorities Significant Opportunities Our OTA Platform*  Near-term priorities:  Operational Stations: 177 – Complete financing at – Full-Power Stations: 10 Broadcasting segment level – Class A Stations: 60 – Add broadcast assets where – LPTV Stations: 107 necessary  Silent Licenses & Construction Permits: – Upgrade technology / infrastructure >350 – Continue to build out distribution platform  U.S. Markets: >130, including 9 of the  Once platform is built, we believe will top 10 DMAs be positioned for margin expansion and rapidly growing free cash flow  Covering approximately 60% of U.S. Population * Metrics include pending transactions as of August 2019 © 2 0 1 9 H C 2 H OLDINGS , I NC . 17

Broadcasting – Longer-Term Expansion Plans Longer-Term Strategic Goals  Continue to identify and procure quality content providers for nationwide OTA platform  Generate premium pricing for longer-term leases  Adapt to emerging technology (mobile, ATSC 3.0, etc.) to provide multiple new methods of engaging the consumer and potential revenue streams Cloud-Based Technology Allows Stations to be Operated Remotely – Should Significantly Enhance Margins and Free Cash Flow Over Longer Term © 2 0 1 9 H C 2 H OLDINGS , I NC . 18

Life Sciences – Unlocking Value Through Innovation

Pansend Developing Innovative Healthcare Technologies and Products
Small to Mid-Size Investments – Significant Potential for Value Creation

MediBeacon

- Equity ownership* = ~49.9% ; Fully diluted* = ~41.5%
- Total investment-to-date = $24.9M
- U.S. patents granted = 32
- Company's Fluorescent Agent Platform** enables physiological function monitoring in critical health applications, including:
  - Kidney Health - Transdermal GFR Measurement System ("TGFR")
    - No clinically practical method exists to measure kidney function in real time at the point of care
    - Utilizes a patented pharmaceutical entirely eliminated by the kidneys that is bright enough to be detected by a sensor placed on the skin
    - Received FDA Breakthrough Device designation for the TGFR
    - Poised to begin pivotal study in U.S. and Europe
    - Kidney disease affects more than 850M people, representing a multi-billion dollar addressable market
  - Gastrointestinal Health
    - Grants from the Bill & Melinda Gates Foundation have supported MediBeacon transdermal gastroenterology permeability research
    - Gastroenterology program to begin human study in Crohn's patients in 2019
- Subsequent to quarter end, entered an exclusive commercialization partnership with Huadong Medicine that included an initial $15M equity investment at $315M post-money valuation, which will fund the company through upcoming FDA pivotal clinical trials and upcoming FDA approval process.

** Equity ownership percentages as of June 30, 2019; fully diluted includes all exercisable options and warrants.*
*** MediBeacon's agents and devices are not approved for human use by any regulatory agency.*

© 2019 HC2 Holdings, Inc.

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Life Sciences – Unlocking Value Through Innovation

R2 dermatology

- Equity ownership* = ~63.4% ; Fully diluted* = ~57.6%
- Investment-to-date = $27.5M
- Two distinct medical devices based on unique patented technology, representing addressable markets in Asia and the rest of the world in excess of $20B
  - Contact device sold to physicians to treat brown spots of the skin with the potential to treat other indications
    - Annual procedure market size is approximately $10B globally
    - Anticipated product launch in 2020
  - Robotic spray device sold to physicians to provide full body skin lightening/whitening
    - Annual procedure market size is approximately $14B globally
    - Anticipated product launch in 2021
- Multiple additional potential medical (e.g. localized psoriasis) and aesthetic applications and devices from the same core technology
- Inventors are leading experts in aesthetic medical devices from Hong Kong and Harvard/MGH and, along with the management team, are the same people who developed ZELTIQ's Coolsculpting® for fat reduction and took ZELTIQ public in 2011, prior to its acquisition by Allergan in 2017 for $2.4B
- Human proof-of-concept achieved based on >575 treated patients, and key U.S. FDA clearances already in-hand
- Entered exclusive distribution agreement with Huadong Medicine. In addition, Huadong made a $10M equity investment in R2 Dermatology at a post-money valuation of $60M that will fund the company's next phase of product and market development

** Equity ownership percentage as of June 30, 2019; fully diluted includes all exercisable options and warrants.*

© 2019 HC2 Holdings, Inc.

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Case Study: BeneVir – Minor Investment, Major Value

BeneVir

Investment	◆ BeneVir founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1 billion ◆ Owned 76% fully diluted equity (controlling interest) of company ◆ Total investment of $8 million since inception
Incubation	◆ Focused on immunotherapy ◆ Developed BV-2711 (T-Stealth) - second generation oncolytic virus to treat solid cancer tumors ◆ Received patent covering composition of matter for Stealth-1H ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
Value Creation	◆ Sold to Janssen Biotech, Inc. (Johnson & Johnson) in 2Q18 ◆ Received **$73 million** in upfront cash - **9x** total investment ◆ $9 million escrow payment to be received in September 2019 ◆ Additional ~$140 million of cash payments to HC2 if FDA, EU, Japan approvals received ◆ Long-term, ~$370 million in potential cash payments to HC2 if certain sales milestones are achieved

© 2019 HC2 Holdings, Inc.

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Debt Capital Structure Cash and Collateral Coverage – June 30, 2019  Collateral Coverage Ratio1 exceeded 2.00x  $53.9 million in Consolidated Cash (excluding Insurance segment) (in millions) 11.5% senior secured notes due December 2021 $470.0 7.5% convertible senior notes due June 2022 55.0 LIBOR + 6.75% secured revolving credit agreement due June 2021 15.0 Total debt at holdco level $540.0 Debt held at portfolio company level as of June 30, 2019 321.4 Total debt outstanding $861.4 (1) As defined in HC2’s 11.5% Senior Secured Notes indenture © 2 0 1 9 H C 2 H OLDINGS , I NC . 22

Corporate Liquidity & Key Priorities

Liquidity Levers

- Ability to upstream dividends and tax share from Construction segment and dividends from Telecom segment
- Collect investment management fees from Insurance segment
- $9 million escrow payment from BeneVir transaction in September 2019
- For full year 2019, expect to receive $60-70m in total dividends, tax share and net management fees

Key Priorities

- Reduce HC2 Corporate debt
- Pursuing multiple paths to maximize value with Global Marine
- Focus on operational performance, generate increased cash flows
- Execution of OTA broadcast television strategy

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

All data as of June 30, 2019 unless otherwise noted
© 2019 HC2 Holdings, Inc.
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Investment Highlights  Unique combination of operating entities in multiple industries Diverse Portfolio  Diversification provides counterbalance against challenges  Controlling stakes in leading, stable, cash flow generators Consistent Cash Flow such as Construction and Insurance Generation  Predicated on growing Adjusted EBITDA over long-term  Significant opportunities to create and unlock value within Unlocking Long-Term Broadcasting and Life Sciences Value  Monetizing assets with low investment, high reward Commitment to  Pursuing multiple paths to realize value at Global Marine Corporate De-leveraging  Proceeds would be used to reduce debt at HoldCo level Experienced and  Segment management teams empowered to execute on long-term strategy * Aligned Management  Deeply experienced management team at HoldCo level © 2 0 1 9 H C 2 H OLDINGS , I NC . 24

Appendix

HC2's Diversified Portfolio

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)

- 1H19 Revenue: $387.8m
- 1H19 Adj. EBITDA: $35.5m
- 2018 Revenue: $716.4m
- 2018 Adj. EBITDA: $60.9m
- Backlog $469m; ~$662m with contracts awarded, but not yet signed.
- Solid long-term pipeline
- Recent acquisition of Graywolf Industrial

Marine Services: GMSL

- 1H19 Revenue: $81.8m
- 1H19 Adj. EBITDA: $9.7m
- 2018 Revenue: $194.3m
- 2018 Adj. EBITDA: $32.7m
- GMSL Backlog $406m
- Solid long term telecom and offshore power maintenance & install opportunities
- Evaluating strategic alternatives including a potential sale

Energy: ANG

- 1H19 Revenue: $10.6m
- 1H19 Adj. EBITDA: $2.3m
- 2018 Revenue: $20.7m
- 2018 Adj. EBITDA: $5.5m
- Delivered ~6.9m Gasoline Gallon Equivalents (GGEs) in 1H19 vs. ~5.9m GGEs in 1H18
- ~60 stations currently owned or operated or under development vs. two stations at time of HC2's initial investment in 3Q14

Telecommunications: PTGi ICS

- 1H19 Revenue: $344.8m
- 1H19 Adj. EBITDA: $1.6m
- 2018 Revenue: $793.6m
- 2018 Adj. EBITDA: $5.3m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies

Core Financial Services Subsidiaries

Insurance: CIG

- ~$294m of statutory surplus
- ~$331m total adjusted capital
- $5.5b total GAAP assets
- $4.4b cash & invested assets
- Platform for growth through additional M&A including recent acquisition of Humana's long-term care portfolio

Early Stage and Other Holdings

Life Sciences: PANSEND

- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen Biotech (Johnson & Johnson) in 2Q18
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function; MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon's device is intended to measure GFR in patients with impaired or normal kidney function
- **R2 Dermatology:** Medical device to lighten and even skin tone based on Mass. General Hospital technology, including two FDA approvals
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Broadcasting:

- **HC2 Broadcasting Holdings**
  Our Vision: Capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

All data as of June 30, 2019 unless otherwise noted; Humana acquisition closed on 8/9/18; GrayWolf Industrial acquired 11/30/18

© 2019 HC2 Holdings, Inc.

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Consolidated Financial Summary

(in millions)	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Three Months Ended June 30, Increase / (Decrease)	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	Six Months Ended June 30, Increase / (Decrease)
Net revenue	$ 518.6	$ 496.8	$ 21.8	1,010.0	950.5	59.5
Total operating expenses	487.7	502.3	(14.6)	957.5	969.8	(12.3)
Income (loss) from operations	30.9	(5.5)	36.4	52.5	(19.3)	71.8
Interest expense	(23.0)	(17.2)	(5.8)	(45.3)	(36.5)	(8.8)
Gain on sale and deconsolidation of subsidiary	—	102.1	(102.1)	—	102.1	(102.1)
Income from equity investees	6.1	10.7	(4.6)	1.2	5.5	(4.3)
Gain on bargain purchase	1.1	—	1.1	1.1	—	1.1
Other income (expense), net	(4.7)	(0.9)	(3.8)	(1.4)	0.2	(1.6)
Income from continuing operations	10.4	89.2	(78.8)	8.1	52.0	(43.9)
Income tax expense	(1.2)	(9.4)	8.2	(5.2)	(11.1)	5.9
Net income	9.2	79.8	(70.6)	2.9	40.9	(38.0)
Less: Net (income) loss attributable to noncontrolling interest and redeemable noncontrolling interest	0.2	(24.4)	24.6	3.7	(20.5)	24.2
Net income attributable to HC2 Holdings, Inc.	9.4	55.4	(46.0)	6.6	20.4	(13.8)
Less: Preferred dividends, deemed dividends, and repurchase gains	0.4	0.7	(0.3)	(0.8)	1.4	(2.2)
Net income attributable to common stock and participating preferred stockholders	**$ 9.0**	**$ 54.7**	**$ (45.7)**	**$ 7.4**	**$ 19.0**	**$ (11.6)**
Income per common share						
Basic	$ 0.19	$ 1.11		$ 0.15	$ 0.39	
Diluted	$ 0.12	$ 1.08		$ 0.08	$ 0.38	
Weighted average common shares outstanding:						
Basic	45.6	44.2		45.2	44.1	
Diluted	58.1	45.5		59.9	45.3	

Note: Reconciliations of Adjusted EBITDA and Pre-tax Insurance AOI to U.S. GAAP Net Income in appendix. Numbers may not foot due to rounding.
One-time $102m gain on sale in 2Q18 due to deconsolidation of subsidiary from sale of stake in BeneVir

All data as of June 30, 2019 unless otherwise noted
© 2019 HC2 Holdings, Inc.
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Segment Financial Summary (in millions) Three Months Ended June 30, Six Months Ended June 30, Increase / Increase / 2019 2018 (Decrease) 2019 2018 (Decrease) Core Operating Subsidiaries Construction $ 23.1 $ 15.5 $ 7.6 35.5 25.5 10.0 Marine Services 9.6 20.4 (10.8) 9.7 18.0 (8.3) Energy 1.3 3.0 (1.7) 2.3 3.6 (1.3) Telecommunications 0.8 1.3 (0.5) 1.6 2.4 (0.8) Total Core Operating Subsidiaries 34.8 40.2 (5.4) 49.1 49.5 (0.4) Early Stage and Other Holdings Life Sciences (1.8) (4.8) 3.0 (4.7) (9.2) 4.5 Broadcasting (0.9) (6.3) 5.4 (3.4) (11.3) 7.9 Other and Eliminations — (1.0) 1.0 — (1.2) 1.2 Total Early Stage and Other (2.7) (12.1) 9.4 (8.1) (21.7) 13.6 Non-Operating Corporate (4.4) (5.4) 1.0 (10.5) (12.0) 1.5 Total HC2 Adjusted EBITDA (excluding Insurance) $ 27.7 $ 22.7 $ 5.0 30.5 15.8 14.7 Pre-tax Insurance AOI $ 33.0 $ 0.5 $ 32.5 $ 61.7 $ 2.7 $ 59.0 *Includes results from the long-term care insurance business acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-tax Insurance AOI to U.S. GAAP Net Income in appendix. Numbers may not foot due to rounding. All data as of June 30, 2019 unless otherwise noted © 2 0 1 9 H C 2 H OLDINGS , I NC . 28

Appendix: Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30, 2019

(in millions)

Three Months Ended June 30, 2019	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net income attributable to HC2 Holdings, Inc.									$ 9.4
Less: Net Income attributable to HC2 Holdings Insurance segment									30.3
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(3.2)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 8.9	$ 1.9	$ (0.7)	$ 0.4	$ (1.4)	$ (3.5)	$ (0.8)	$ (22.5)	$ (17.7)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	4.0	6.4	1.5	0.1	0.1	1.5	-	-	13.6
Depreciation and amortization (included in cost of revenue)	2.4	-	-	-	-	-	-	-	2.4
Amortization of equity method fair value adjustment at acquisition	-	(0.3)	-	-	-	-	-	-	(0.3)
Other operating (income) expenses	-	(0.8)	0.1	0.5	-	(1.0)	-	-	(1.2)
Interest expense	2.2	1.0	0.5	-	-	2.3	-	17.3	23.3
Other (income) expense, net	0.2	(0.3)	0.1	-	(0.1)	0.3	0.8	3.7	4.7
Net loss on contingent consideration	-	-	-	(0.2)	-	-	-	-	(0.2)
Foreign currency (gain) loss (included in cost of revenue)	-	0.2	-	-	-	-	-	-	0.2
Income tax (benefit) expense	4.1	0.1	-	-	-	0.1	-	(4.8)	(0.5)
Noncontrolling interest	0.8	0.8	(0.3)	-	(0.5)	(1.0)	-	-	(0.2)
Share-based payment expense	-	0.4	-	-	0.1	0.2	-	1.4	2.1
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	0.5	0.2	0.1	-	-	0.2	-	0.5	1.5
Adjusted EBITDA	**$ 23.1**	**$ 9.6**	**$ 1.3**	**$ 0.8**	**$ (1.8)**	**$ (0.9)**	**$ -**	**$ (4.4)**	**$ 27.7**
Total Core Operating Subsidiaries	**$ 34.8**								

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2018

(in millions)

Three Months Ended June 30, 2018

	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 55.4
Less: Net Income attributable to HC2 Holdings Insurance segment									0.6
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2.0)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7.4	$ 10.9	$ 0.7	$ 1.0	$ 74.2	$ (11.9)	$ (0.5)	$ (25.0)	$ 56.8
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1.6	6.4	1.4	0.1	-	0.8	-	-	10.3
Depreciation and amortization (included in cost of revenue)	1.6	-	-	-	-	-	-	-	1.6
Amortization of equity method fair value adjustment at acquisition	-	(0.4)	-	-	-	-	-	-	(0.4)
Other operating (income) expenses	-	-	0.1	-	-	0.1	-	-	0.2
Interest expense	-	-	-	-	(102.1)	-	-	-	(102.1)
Loss on early extinguishment or restructuring of debt	0.5	1.3	0.4	-	-	1.5	-	13.5	17.2
Gain on sale and deconsolidation of subsidiary	-	-	-	-	-	2.6	-	-	2.6
Other (income) expense, net	-	(2.0)	0.1	0.1	0.1	0.1	0.1	0.2	(1.3)
Foreign currency (gain) loss (included in cost of revenue)	-	(0.4)	-	-	-	-	-	-	(0.4)
Income tax (benefit) expense	3.3	0.1	-	-	-	-	(0.3)	2.8	5.9
Noncontrolling interest	0.6	4.0	0.3	-	20.6	(0.7)	(0.5)	-	24.3
Bonus to be settled in equity	-	-	-	-	-	-	-	0.2	0.2
Share-based payment expense	-	0.5	-	-	-	0.3	0.2	2.7	3.7
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	0.5	-	-	0.1	2.4	0.9	-	0.2	4.1
Adjusted EBITDA	**$ 15.5**	**$ 20.4**	**$ 3.0**	**$ 1.3**	**$ (4.8)**	**$ (6.3)**	**$ (1.0)**	**$ (5.4)**	**$ 22.7**
Total Core Operating Subsidiaries	**$ 40.2**								

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2019

(in millions)

Six Months Ended June 30, 2019	Core Operating Subsidiaries				Early Stage & Other			Non-operating	
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net income attributable to HC2 Holdings, Inc.									$ 6.6
Less: Net Income attributable to HC2 Holdings Insurance segment									64.1
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(5.5)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 11.0	$ (4.5)	$ (1.3)	$ 1.0	$ (4.0)	$ (7.9)	$ (0.2)	$ (46.1)	$ (52.0)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	7.9	13.0	2.9	0.2	0.1	2.9	-	-	27.0
Depreciation and amortization (included in cost of revenue)	4.5	-	-	-	-	-	-	-	4.5
Amortization of equity method fair value adjustment at acquisition	-	(0.7)	-	-	-	-	-	-	(0.7)
Other operating (income) expenses	(0.1)	(0.2)	0.1	0.5	-	(1.9)	-	-	(1.6)
Interest expense	4.7	2.1	0.9	-	-	3.9	-	34.0	45.6
Net loss on contingent consideration	-	-	-	(0.2)	-	-	-	-	(0.2)
Other (income) expense, net	0.2	(0.3)	0.2	-	(0.1)	0.4	0.2	1.0	1.6
Foreign currency (gain) loss (included in cost of revenue)	-	0.3	-	-	-	-	-	-	0.3
Income tax (benefit) expense	5.1	0.1	-	-	-	0.1	-	(2.5)	2.8
Noncontrolling interest	0.9	(1.6)	(0.6)	-	(0.8)	(1.6)	-	-	(3.7)
Share-based payment expense	-	0.8	-	-	0.1	0.4	-	2.5	3.8
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	1.3	0.7	0.1	0.1	-	0.3	-	0.6	3.1
Adjusted EBITDA	**$ 35.5**	**$ 9.7**	**$ 2.3**	**$ 1.6**	**$ (4.7)**	**$ (3.4)**	**$ -**	**$ (10.5)**	**$ 30.5**
Total Core Operating Subsidiaries	**$ 49.1**								

Note: Numbers may not foot due to rounding.

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2018

(in millions)

Six Months Ended June 30, 2018	Core Operating Subsidiaries				Early Stage & Other			Non-operating	
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 20.4
Less: Net Income attributable to HC2 Holdings Insurance segment									1.8
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(4.0)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 10.8	$ 4.6	$ -	$ 2.1	$ 70.2	$ (24.5)	$ (0.7)	$ (39.9)	$ 22.6
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	3.2	13.3	2.7	0.2	0.1	1.4	-	-	20.9
Depreciation and amortization (included in cost of revenue)	3.2	-	-	-	-	-	-	-	3.2
Amortization of equity method fair value adjustment at acquisition	-	(0.7)	-	-	-	-	-	-	(0.7)
Other operating (income) expenses	0.4	(2.7)	0.1	-	-	0.1	-	-	(2.1)
Interest expense	0.9	2.5	0.7	-	-	7.2	-	25.2	36.5
Loss on early extinguishment or restructuring of debt	-	-	-	-	-	2.5	-	-	2.5
Gain on sale and deconsolidation of subsidiary	-	-	-	-	(102.1)	-	-	-	(102.1)
Other (income) expense, net	-	(1.0)	0.1	-	0.1	-	0.2	(0.5)	(1.1)
Foreign currency (gain) loss (included in cost of revenue)	-	(0.5)	-	-	-	-	-	-	(0.5)
Income tax (benefit) expense	5.2	-	-	-	-	-	(0.3)	(0.5)	4.4
Noncontrolling interest	0.9	1.6	-	-	19.9	(1.3)	(0.6)	-	20.5
Bonus to be settled in equity	-	-	-	-	-	-	-	0.4	0.4
Share-based payment expense	-	0.9	-	-	0.1	0.7	0.2	2.9	4.8
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	0.9	-	-	0.1	2.5	2.6	-	0.4	6.5
Adjusted EBITDA	**$ 25.5**	**$ 18.0**	**$ 3.6**	**$ 2.4**	**$ (9.2)**	**$ (11.3)**	**$ (1.2)**	**$ (12.0)**	**$ 15.8**
Total Core Operating Subsidiaries	**$ 49.5**								

Note: Numbers may not foot due to rounding.

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Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Pre-Tax Adjusted Operating Income (in millions) Pre-tax Adjusted Operating Income - Insurance ("Pre-tax Insurance AOI") Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Net income (loss) - Insurance segment $ 30.3 $ 0.6 $ 64.1 $ 1.8 Effect of inv estment (gains) 0.5 (4.5) (5.5) (7.0) Bargain Purchase Gain (1.1) - (1.1) - Acquisition costs 1.6 0.8 1.8 1.1 Insurance AOI $ (31.3) $ (3.1) $ 59.3 $ (4.1) Income tax expense (benefit) 1.7 3.6 2.4 6.8 Pre-tax Insurance AOI $ 33.0 $ 0.5 $ 61.7 $ 2.7 Note: Numbers may not foot due to rounding. © 2 0 1 9 H C 2 H OLDINGS , I NC . 34

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